UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________________

FORM 8-K
_________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

May 13, 2021
Date of Report (Date of earliest event reported)

Evolent Health, Inc.
(Exact name of registrant as specified in its charter)
_________________________

Delaware		001-37415						32-0454912
(State or other jurisdiction of incorporation or organization)		Commission File Number:						(I.R.S. Employer Identification No.)

800 N. Glebe Road	,	Suite 500	,	Arlington	,	Virginia	,	22203
(Address of principal executive offices)(zip code)

(571) 389-6000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report.)
_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock of Evolent Health, Inc., par value $0.01 per share	EVH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.02. Results of Operations and Financial Condition

On May 13, 2021, Evolent Health, Inc. (the “Company”) posted investor presentation materials that the Company will be presenting and discussing at the 2021 Bank of America Health Care Conference on the investor relations section of the Company’s website. A copy of the investor presentation is furnished as Exhibit 99.1 and is incorporated herein by reference.

As a convenience to investors who may wish to consider the impact of the segment reporting changes we implemented commencing with the first quarter of 2021, and the impact of Passport and Lighthouse health plan assets we divested during 2020 and 2021, among other information, the presentation contains (a) unaudited recast segment revenue information for each of the quarterly periods within the year ended December 31, 2020 and for the full year ended December 31, 2020, as well as (b) unaudited recast clinical solutions segment revenue excluding revenue from Passport and Lighthouse health plan assets for the years ended December 31, 2020, 2019 and 2018, and (c) unaudited adjusted transformation and platform and operations revenue excluding revenue from Passport and Lighthouse health plan assets for each of the quarterly periods within the years ended December 31, 2020 and 2019 and the quarter ended March 31, 2021. The recasting of previously issued financial information does not represent a restatement of previously issued financial statements. These numbers may be subject to change in connection with our issuance of future financial results

The information furnished under this Item 2.02, including Exhibit 99.1 hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject the Company or any other person to liability under that Section, and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act or the Exchange Act, except as otherwise expressly stated in such filing.

Item 7.01. Regulation FD Disclosure.
The disclosure contained in Item 2.02 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Investor Presentation
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Evolent Health, Inc.

Date: May 13, 2021	/s/ Jonathan D. Weinberg
Jonathan D. Weinberg
General Counsel and Secretary